UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 26, 1997


                        ABC DISPENSING TECHNOLOGIES, INC.
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             (Exact name of registrant as specified in its charter)

          FLORIDA                     0-14922                59-2001203
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(State or other jurisdiction of       (Commission            (I.R.S. Employer
incorporation or organization)        File Number)           Identification No.)


          451 KENNEDY ROAD
          AKRON, OHIO                                        44305
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(Address of principal executive offices)                     (Zip Code)


       Registrant's telephone number, including area code: (330) 733-2841



                                       N/A
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)



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Item 4.     Changes in Registrant's Certifying Accountant.
            ---------------------------------------------

            On March 20, 1997, the Registrant notified Ernst & Young, LLP ("E&Y") that they were dismissed as the Registrants' independent auditor.

            The Registrant and E&Y have not, in connection with the audit of the Registrant's financial statements for each of the prior two years ended April 27, 1996 and April 29, 1995 or for any subsequent interim period prior to and including March 20, 1997, had any disagreement on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to E&Y's satisfaction, would have caused E&Y to make reference to the subject matter of the disagreement in connection with its reports.

            The reports of E&Y on the Company's financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that the report of E&Y on the Company's financial statements for the year ended April 27, 1996 included an explanatory paragraph relating to an uncertainty about the Company's ability to continue as a going concern.

            The decision to change accountants was approved by the Registrant's board of directors.

            On March 20, 1997, the Registrant appointed Grant Thornton, LLP its independent accountant and Grant Thornton, LLP accepted such appointment.

            The Registrant had no relationship with Grant Thornton, LLP required to be reported pursuant to Regulation S-K item 304(a)(2) during the two fiscal periods ended April 27, 1996 and April 29, 1995, or the subsequent interim period prior to and including March 20, 1997

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.
            ------------------------------------------------------------------

            (c)   Exhibits.

                  16.1 Letter from E&Y regarding its concurrence with the Registrant's statement regarding change of accountants.















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                                    SIGNATURE





Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          ABC DISPENSING TECHNOLOGIES, INC.


Date:  March 26, 1997                     By: /s/ Charles M. Stimac, Jr.
                                             -----------------------------------
                                          Charles M. Stimac, Jr.
                                          President/CEO



































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